Phoenix Multi-Portfolio Fund
                Supplement dated August 1, 1997 to Prospectus and
            Statement of Additional Information dated March 28, 1997


Effective August 1, 1997, Duff & Phelps Investment Management Co. ("DPIM") replaced ABKB/LaSalle Securities Limited Partnership ("ABKB") as sub-advisor for the Real Estate Securities Portfolio. By this Supplement, all references to ABKB in the Prospectus and Statement of Additional Information are deleted and DPIM is substituted therefor. In addition, this Supplement will effect the following changes.

Management of the Fund - The Advisers

The following language replaces the description of ABKB in the second full paragraph on page 25 of the Prospectus:

     Duff & Phelps Investment Management ("DPIM"), an affiliate of the Adviser, serves as subadviser to the Real Estate Portfolio. DPIM is a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"), an affiliate of the Adviser, and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PD&P is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 1996, DPIM had approximately $14 billion in assets under management on a discretionary basis.

Management of the Fund - The Portfolio Managers

The following replaces the paragraph under "Real Estate Portfolio" on page 26 of the Prospectus:

     Barbara Rubin and Michael Schatt are responsible for managing the assets of the Real Estate Portfolio. Ms. Rubin, President of the Adviser, is also Vice President and Co-Portfolio Manager for the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and the Real Estate Securities Series of The Phoenix Edge Series Fund. She has over 21 years real estate experience and has been associated with Phoenix for the past 15 years. Michael Schatt is employed as Managing Director of PD&P and is a Senior Vice President of the Adviser and Vice President of DPIM. His current responsibilities include serving as Co-Portfolio Manager of the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.

Trustees and Officers

The following is inserted on page 23 of the Statement of Additional Information:


Michael Schatt        Vice President          Vice President, Phoenix Realty Securities, Inc.
                                              (1997-present).  Vice President, Duff & Phelps Investment
                                              Management Co. (1997-present).  Vice President, The Phoenix
                                              Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Duff
                                              & Phelps Institutional Mutual Funds, Duff & Phelps Utilities
                                              Income Inc. (1997-present).  Managing Director, Phoenix Duff
                                              & Phelps Corporation (1994-present).  Director, Real Estate
                                              Advisory Practice, Coopers & Lybrand, LLC (1990-1994).

